Vanguard Variable Insurance Fund Growth Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 30, 2014

Delaware Investments Fund Advisers (one of the advisors to Vanguard Variable Insurance Fund Growth Portfolio) and members of the Focus Growth Team at Delaware Investments Fund Advisers have created a new jointly owned firm called Jackson Square Partners, LLC (Jackson Square). Jackson Square now serves as advisor to the portion of the Portfolio formerly managed by Delaware Investments Fund Advisers.

Jeffrey S. Van Harte, Daniel J. Prislin, Christopher M. Ericksen, and Christopher J. Bonavico continue to serve as portfolio managers for the portion of the Portfolio advised by Jackson Square.

The joint venture will not result in a change in the nature or level of advisory services provided to the Portfolio, or an increase in the fees paid by the Portfolio for such services. The Portfolio’s investment objective, strategies, and risks remain unchanged.

Prospectus and Summary Prospectus Text Changes

All references to Delaware Investments Fund Advisers are hereby changed to Jackson Square Partners, LLC.

(over, please)

Prospectus Text Changes

In the More on the Portfolios section, the following replaces the subheading and paragraph regarding Delaware Investments Fund Advisers under the heading “Investment Advisors”:

Jackson Square Partners, LLC

Jackson Square Partners, LLC (Jackson Square), 101 California Street, Suite 3750, San Francisco, CA 94111, provides investment advisory services for the Growth Portfolio. As of March 31, 2014, Jackson Square’s Focus Growth Team managed approximately $26 billion in assets.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 64 052014

Vanguard Variable Insurance Fund Growth Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 30, 2014

Delaware Investments Fund Advisers (one of the advisors to Vanguard Variable Insurance Fund Growth Portfolio) and members of the Focus Growth Team at Delaware Investments Fund Advisers have created a new jointly owned firm called Jackson Square Partners, LLC (Jackson Square). Jackson Square now serves as advisor to the portion of the Portfolio formerly managed by Delaware Investments Fund Advisers.

Jeffrey S. Van Harte, Daniel J. Prislin, Christopher M. Ericksen, and Christopher J. Bonavico continue to serve as portfolio managers for the portion of the Portfolio advised by Jackson Square.

The joint venture will not result in a change in the nature or level of advisory services provided to the Portfolio, or an increase in the fees paid by the Portfolio for such services. The Portfolio’s investment objective, strategies, and risks remain unchanged.

Prospectus and Summary Prospectus Text Changes

All references to Delaware Investments Fund Advisers are hereby changed to Jackson Square Partners, LLC.

Prospectus Text Changes

In the More on the Portfolio section, the following replaces the first bullet point under the heading “Investment Advisors”:

• Jackson Square Partners, LLC, 101 California Street, Suite 3750, San Francisco, CA 94111. As of March 31, 2014, Jackson Square’s Focus Growth Team managed approximately $26 billion in assets.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 109 052014

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 30, 2014

Important Changes to Vanguard Variable Insurance Fund Growth Portfolio

Delaware Investments Fund Advisers (one of the advisors to Vanguard Variable Insurance Fund Growth Portfolio) and members of the Focus Growth Team at Delaware Investments Fund Advisers have created a new jointly owned firm called Jackson Square Partners, LLC (Jackson Square). Jackson Square now serves as advisor to the portion of the Portfolio formerly managed by Delaware Investments Fund Advisers.

Jeffrey S. Van Harte, Daniel J. Prislin, Christopher M. Ericksen, and Christopher J. Bonavico continue to serve as portfolio managers for the portion of the Portfolio advised by Jackson Square.

The joint venture will not result in a change in the nature or level of advisory services provided to the Portfolio, or an increase in the fees paid by the Portfolio for such services. The Portfolio’s investment objective, strategies, and risks remain unchanged.

Statement of Additional Information Text Changes

All references to Delaware Investments Fund Advisers are hereby changed to Jackson Square Partners, LLC.

In the Investment Advisory Services section, the following replaces the introductory text for Delaware Investments Fund Advisers under “III. Growth Portfolio” on page B-54:

A. Jackson Square Partners, LLC (Jackson Square)

Jackson Square Partners, LLC, is an investment management firm founded in 2013. Jackson Square is organized as a Delaware limited-liability company with principal offices at 101 California Street, Suite 3750, San Francisco, CA 94111.

Within the same section, under “3. Description of Compensation,” the following replaces the text under that subsection:

Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more “sponsors” who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50 responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1-, 3-, and 5-year, and since inception.

Aggregate compensation is ultimately driven by revenues. These in turn are correlated with assets under management (AUM), which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more AUM (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in determining compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. Jackson Square believes this combination will have the proper incentives to award prudent long-term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Also in the Investment Advisory Services section, the first paragraph under “Duration and Termination of Investment Advisory Agreements” on page B-69 is replaced with the following two paragraphs:

The current investment advisory agreements with the unaffiliated advisors (other than Jackson Square) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio’s outstanding voting securities.

The initial investment advisory agreement with Jackson Square is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 64A 052014